UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Michael W. Stockton

American Mutual Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

We take a selective approach
when investing in dividend-
paying companies.

Special feature page 6

American Mutual FundSM Annual report for the year ended October 31, 2013

American Mutual Fund strives for the balanced accomplishment of three objectives — current income, growth of capital and conservation of principal — through investments in companies that participate in the growth of the American economy.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2013 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	11.82%	8.68%	7.13%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated January 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2013, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.86%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.89%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Special feature
6	New meets old in a changing landscape for dividend investing.

Contents
1	Letter to investors
3	The value of a long-term perspective
12	Summary investment portfolio
15	Financial statements
29	Board of trustees and other officers

Fellow investors:

The U.S. stock market posted strong gains for the fiscal year ended October 31, 2013, reaching new all-time highs as investors were encouraged by the domestic economy’s continued improvement and generally strong growth in corporate earnings. However, concerns remained about the overall pace of growth, the relatively high unemployment rate and the direction of fiscal and monetary policy. An announcement by the Federal Reserve that it might start tapering its asset-purchase program by the end of the year shook the market, but investor optimism resumed when, to the surprise of many, the Fed subsequently delayed taking action.

With the stock market rising sharply during the period, American Mutual Fund (AMF) posted a total return of 24.0%. This trailed the 27.2% return for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market. It is not uncommon for AMF to lag in a strong, rising-market environment. The fund is managed conservatively and has tended to do relatively better than the broader market when stocks decline because dividend-paying holdings are typically less volatile than the overall market.

Over longer periods of time, AMF has continued to do slightly better than the S&P 500. For the past 10 years, the fund had an average annual total return of 7.7% compared with the index’s 7.5% return. For its more than 63-year lifetime, AMF has had an average annual total return of 11.7% compared with 11.3% for the S&P 500.

Portfolio review

Holdings in the information technology and industrials sectors made strong contributions to the fund’s returns. AMF’s portfolio managers have been finding more investment opportunities in these sectors as a number of companies have been using their growing levels of cash to reward shareholders with higher dividends. The financials sector — a more traditional source of dividends — is another area of interest for the fund as some banks are starting to increase dividends again after cutting them drastically in the aftermath of the financial crisis. For more on how the fund’s investment professionals are finding both new and old sources of dividend yield for AMF, see the special feature starting on page 6.

Texas Instruments, the fund’s largest technology holding, gained 50% during the period. The semiconductor firm continued to benefit from its recently completed transition out of the digital business. The move to focus solely on the analog market has reduced Texas Instruments’ capital expenditures significantly, adding cash to its balance sheet and allowing it to steadily increase its dividend — doing so twice in the past year. For more on Texas Instruments, see the sidebar on page 9.

The fund’s largest sector is industrials at roughly 15% of total net assets. Several holdings contributed to returns, including Emerson Electric, Rockwell Automation and Waste Management. Emerson and Rockwell continued to benefit from increased corporate spending and global growth. Rockwell, like Waste Management, is also disciplined about its capital allocation; the latter is further benefiting from the ongoing recovery in the U.S. construction and housing markets as more homes are built and occupied.

Investments in the financials and materials sectors also contributed to the fund’s returns. Shares of NYSE Euronext jumped 77% as the stock exchange operator agreed to be acquired by IntercontinentalExchange amid expectations of a recovery in transaction volumes. Principal Financial

American Mutual Fund	1

Group rose 72% as it delivered several quarters of strong results, driven by its retirement business, and also announced two dividend increases. Among materials, shares of Dow Chemical gained 34% as management indicated a willingness to spin off some of its lower margin, commodity business units from its more profitable specialty business lines.

The fund’s health care holdings continued to provide steady returns, especially Amgen, its largest holding. Shares of Amgen increased 35% in the period as the biotechnology firm reported positive financial results and encouraging clinical trial data. Another large holding, Abbott Laboratories, split into two companies: Abbott, focusing on medical products, and new firm AbbVie, which is composed of Abbott’s pharmaceuticals business. Of the two, the fund has a more sizeable investment in AbbVie — now its third-largest holding — as the company has a greater dividend yield, is well managed and has a strong drug pipeline.

Among consumer discretionary holdings, some companies such as Home Depot and Time Warner posted solid gains. However, other holdings in the sector lagged the market, including Darden Restaurants and Time Warner Cable, both of which have risen steadily in recent years. We are monitoring the recent setbacks for both companies and continue to assess their long-term prospects. A number of utilities holdings, including FirstEnergy and Exelon, pulled back after sector valuations reached unsustainable levels.

Overall, the fund’s significant investments in higher yielding stocks helped it participate in the market’s rally. While some higher yielding sectors have seen their valuations increase quite a bit, we believe there are still plenty of attractively valued stocks to be found on the individual level. They may not be easily identifiable, but we believe our strong research operation allows us to pinpoint those firms most likely to be able to increase their dividends rapidly, and to invest in them at attractive valuation levels.

Looking ahead

As the U.S. economy continues to strengthen, we are aware of the potential impact of rising interest rates and possible Fed action, but we remind investors that these developments are likely to happen gradually. In normal recoveries, interest rates typically rise as the economy rebounds, and we would expect this pattern to recur when the Fed becomes less active in the market. With this in mind, we remain sensitive to valuation levels.

In such an environment, portfolio managers are primarily focused on companies that are increasing dividends as well as earnings and are careful to avoid those with high yields and no growth, which tend not to do as well when interest rates are rising. Dividend growth also sends a positive message about the company’s earnings and management’s willingness to share profits with investors instead of spending capital on mergers and acquisitions and share buybacks, which have a less impressive track record of benefiting shareholders.

While it’s impossible for markets and economies to send crystal clear signals about the future, fundamental research can help deepen our understanding at both the micro and macro level. These extensive research efforts and the strong conviction behind each of our investment choices can truly make a difference for our investors. We are pleased to report that the number of shareholder accounts in AMF has increased by 5.5% from a year ago. We would like to welcome our new shareholders and thank our long-term investors for their continued support.

Dividends paid in calendar year 2013

For tax purposes, here are the income dividends Class A shareholders received in calendar year 2013.

Income dividends per share:	$0.165 paid 3/15/13
$0.165 paid 6/14/13
$0.170 paid 9/13/13
$0.170 to be paid on 12/20/13*

The fund will also pay a special dividend from accumulated, undistributed net income and a capital gain distribution on 12/20/13.*

*	Unaudited.

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2013, will be mailed to you with your American Funds Tax Guide in late January 2014.

Cordially,

Joyce E. Gordon
Vice Chairman

William L. Robbins
President

December 10, 2013

For current information about the fund, visit americanfunds.com.

2	American Mutual Fund

The value of a long-term perspective

For more than 63 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund’s results with the return on other investments is through its total return.

Total return is a combination of income return and capital return. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 — when the fund began operations — through October 31, 2013. The table beneath the chart shows the fund’s total return in each of the 63 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $11,087,600.3

Use the table below to estimate the growth of your investment. Let’s say that you have been reinvesting all your dividends and want to know how your investment has done since the end of fiscal 2003. As the table shows, the value of the investment illustrated here was $5.3 million. Since then, it has grown to $11.1 million. Thus, in the same period, the value of your 2003 investment — regardless of its size — also has grown.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested capital gain distributions totaling $3,756,770 in the years 1950–2013 and reinvested dividends.
[4]	The S&P 500 is unmanaged and, therefore, has no expenses.
[5]	Includes reinvested capital gain distributions taken in shares totaling $589,593 but does not reflect income dividends taken in cash.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics. It would take $99,381 to buy today what $10,000 bought when the fund began.
[7]	For the period February 21, 1950 (when the fund began operations), through October 31, 1950.
[8]	Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982, $3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990, $8,996 in 1991, $32,002 in 2009, $20,477 in 2010, $8,128 in 2011 and $12,961 in 2012.
[9]	Includes special dividends of $746 in 1974, $407 in 1975, $2,251 in 1982, $1,099 in 1983, $1,339 in 1988, $2,069 in 1989, $1,895 in 1990, $1,707 in 1991, $3,570 in 2009, $2,199 in 2010, $848 in 2011 and $1,319 in 2012.

3	American Mutual Fund

Average annual total returns based on a $1,000 investment

(for periods ended October 31, 2013)*

	1 year	5 years	10 years

Class A shares	16.89%	13.01%	7.11%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

$1,000,000

1963	1964	1965	1966	1967	1968	1969	1970	1971	1972	1973	1974	1975
1.5	1.7	1.8	2.3	2.6	3.2	3.8	4.2	4.4	4.7	5.1	7.3	7.3
61.3	71.4	79.9	77.6	92.8	109.6	103.2	93.4	112.9	125.2	124.8	105.1	132.2
1.0	1.1	1.1	1.4	1.5	1.8	2.1	2.2	2.2	2.3	2.4	3.3	3.1
39.3	44.6	48.8	46.1	53.6	61.3	55.7	48.1	56.0	59.7	57.1	45.0	53.3
3.3	2.8	2.6	2.8	3.3	3.4	3.4	4.0	4.7	4.2	4.0	5.8	6.9
28.3	13.6	9.4	(5.6)	16.3	14.6	(9.2)	(13.6)	16.2	6.7	(4.3)	(21.6)	18.9
31.6	16.4	12.0	(2.8)	19.6	18.0	(5.8)	(9.6)	20.9	10.9	(0.3)	(15.8)	25.8

1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988
7.9	8.6	10.0	11.3	13.9	16.4	26.8	26.2	26.6	30.1	34.1	39.3	50.0
167.4	176.4	198.9	232.8	303.6	334.1	426.4	544.9	577.2	701.8	913.1	960.9	1,081.2
3.1	3.2	3.6	3.9	4.5	5.0	7.8	7.1	6.9	7.4	8.0	8.9	10.8
64.3	64.6	69.1	77.0	95.4	99.9	118.2	143.3	144.4	167.6	209.4	212.1	227.1
6.0	5.1	5.7	5.7	6.0	5.4	8.0	6.2	4.9	5.2	4.9	4.3	5.2
20.6	0.3	7.1	11.3	24.4	4.7	19.6	21.6	1.0	16.4	25.2	0.9	7.3
26.6	5.4	12.8	17.0	30.4	10.1	27.6	27.8	5.9	21.6	30.1	5.2	12.5

4	American Mutual Fund

American Mutual Fund	5

New meets old in a changing landscape for dividend investing.

The landscape of dividend-paying companies has changed dramatically over the past five years in the United States. Banks, once a primary source of dividend yield for investors, were forced to slash payouts after the financial crisis; they are just now starting to return to attractive yield levels. In the interim, several companies in other sectors stepped in to fill the void, paying out larger dividends over time as they improved profitability and increased free cash flow.

As investors flocked to these dividend-paying companies in defensive sectors such as consumer staples and utilities, their valuations have risen sharply, making them look expensive by historical standards. While many companies in these sectors continue to provide attractive opportunities for American Mutual Fund, our investment professionals are finding

6	American Mutual Fund

newer sources of dividends in sectors with more reasonable valuations, such as industrials and information technology.

“While the stock market is up quite a bit, it’s still not trading at overly high levels. Earnings and dividends should continue to grow, which should support valuations,” explains Joyce Gordon, vice chairman and a portfolio manager for the fund. “However, some sectors appear to be overvalued, so we are digging deeper and looking for companies in other areas of the market where we expect to find dividend growth, quality management teams and attractive long-term valuations.”

Technology companies, for example, have not traditionally been a large source of dividends, but as their growth slowed in recent years, many have started making and increasing payouts. This trend is likely to continue throughout the sector, which is expected to lead dividend growth in the coming years. Meanwhile, because of regulatory limitations, it will be difficult for banks to pay dividends at the same level as they did in the past; however, regulators may allow some banks with stronger growth to increase dividends.

As portfolio managers pursue new sources of income, they have been able to do so without taking on too much additional risk. This is because American Mutual Fund’s SEC yield of 1.9% is roughly the same as the market, as measured by Standard & Poor’s 500 Composite Index. Managers are careful to avoid companies whose shares have a high yield but whose businesses aren’t growing, instead looking for those that are increasing earnings as well as dividends. This is especially important during a time when interest rates are expected to rise.

“This is an environment where you have to be vigilant when investing in high-yielding stocks,” says portfolio manager Jim Lovelace. “When interest rates are rising, those stocks that tend to trade like bonds are often the most affected. We try to avoid those types of stocks that have a high yield and no growth and instead try to find those with both earnings and dividend growth. We’re coming across some interesting companies out there in new and different industries.”

Tapping the technology sector

While paying dividends is nothing new for technology companies, many started to noticeably increase them in recent years as their businesses matured. They began to use the large amount of cash on their balance sheets to reward shareholders rather than saving it to weather cyclical downturns or volatile quarters. At the same time, many of these companies increased the amount of revenue from recurring sources, such as maintenance and subscriptions fees, even as overall growth prospects decreased for the industry. The stability these revenues provided allowed the companies to pay out more of their earnings in dividends.

“The combination of slower growth and higher cash led technology companies to change their allocation of capital so that they were paying more in dividends,” explains technology analyst Larry Solomon, who primarily covers software firms. “Over the last decade, many of them went from not paying much of anything in dividends to making fairly large payments.”

Microsoft, for instance, has raised its dividend eight times since 2004, most recently in September when it announced an increase of 22%. It now has a dividend yield of 3.2%, making it an attractive investment for the fund. Another technology holding, Oracle, also has a growing dividend and an equally promising earnings outlook as the economy rebounds. The software services firm started paying a dividend four years ago and recently doubled it to 48 cents per share on an annual basis.

We try to avoid those types of stocks that have a high yield and no growth and instead try to find those with both earnings and dividend growth. We’re coming across some interesting companies out there in new and different industries.

Jim Lovelace Portfolio manager

American Mutual Fund	7

How American Mutual Fund has fared during market declines*

Cumulative total returns for AMF and the S&P 500. (S&P 500 assumes monthly reinvestment of dividends.)

*	Major stock market declines are based on price declines of 15% or more (without dividends reinvested) in the unmanaged S&P 500 with 100% recovery between declines (except for a 77% recovery between 3/9/09 and 4/29/11). There have been periods in which the fund has lagged the S&P 500, particularly in strong markets.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

We seek to achieve the fund’s objectives by investing in high-quality companies that are leaders in their respective industries; this has helped us stay away from those that are a flash in the pan.

Joyce Gordon Vice chairman and portfolio manager

Going forward, Larry says technology companies will have to continue to increase their dividends in order for them to be able to provide adequate total returns as their rate of growth slows down. “Dividends are an important part of a company’s total return,” he explains. “If a company has a high dividend yield in addition to earnings growth, investors get the return from both sources.”

Fellow technology analyst Isaac Sudit says he has spent years talking to management teams and encouraging them to use their excess cash to pay higher dividends instead of buying back shares, which research has shown is not the most efficient way to reward shareholders over time. “They tend to repurchase shares when the business cycle is at its best and the stock at its highest,” Isaac says. “It’s human nature to buy the stock when you’re feeling the best about the company, but that is in fact the worst possible time. I try to articulate that logic and tell them to focus on dividends.”

As growth opportunities declined for technology companies over the past decade and they cut expenses for research and development, their line of thinking began to shift along with the new investor base. “When the growth investors left we became one of the largest shareholders, and continued to increase our positions because valuations were attractive,” recalls Isaac, noting that many of the companies’ underlying businesses were still healthy. “The dialogue with management also increased and we had more engagement with corporate boards. As more like-minded investors joined us, we were able to convince these companies that growth opportunities were declining and that they should return cash to shareholders.”

8	American Mutual Fund

A closer look: Texas Instruments

Texas Instruments is a prime example of a company that Isaac Sudit, a technology analyst for the fund, has successfully encouraged to return almost all of its cash to shareholders — most of it in dividends. The process was not easy and took many years, but eventually the company embraced the practice. First, Texas Instruments had to accept its transition from a typical fast-growing, capital-intensive semiconductor company to one that spends much less and is able to generate more free cash flow. This required the firm to give up its foray into the digital business, which was dominated by newer and more-nimble companies, and refocus on analog, which is a strong suit for Texas Instruments. Furthermore, digital technology was never going to replace analog but rather complement it. “The more you need digital the more you need analog,” notes Isaac. “It acts as an interface with the digital world, with analog integrated circuits bridging the gap.”

Texas Instruments first realized in the 1990s that it should focus on the analog business, but did not make the decision to exit the digital business until 2007. That process took another five years and only recently concluded. “It took a long time for Texas Instruments to finally abandon its digital business, which we did not think was sustainable, but once it did, the company’s operating costs decreased and its free cash flow improved, allowing them to ramp up their dividend,” says Isaac, noting that the payouts started increasing dramatically in 2008 and have gone up each year since then — twice in the past 12 months — and the stock now yields 2.9%. “We encouraged management to embrace healthy dividend yields because as they transitioned to a more cash-generative company, there would be fewer events that would force them to cut the dividend. Management listened to us because we had developed a relationship with them and earned their trust.”

Isaac expects Texas Instruments to increase its dividend even more as the company continues to improve profitability and reduce share buybacks. Since it first decided to abandon the digital business, the company has lowered its capital expenditures from nearly $1.3 billion to less than $500 million, its lowest level since 1992. Over that period, Texas Instruments raised its dividend every year — even through the downturn — while reducing buybacks. Isaac expects this trend to continue at the company, with the ratio of dividend increases to share repurchases expanding. He explains that Texas Instruments also has a strong distribution channel for its products and was able to double capacity after buying a number of manufacturing facilities from companies that went bankrupt during the financial crisis. “It absorbed the fixed costs and was able to double its possible revenue base,” notes Isaac. “Its earnings potential is high and with healthy free cash flow, incremental revenues fall to the bottom line and the company is able to grow its dividend.”

American Mutual Fund	9

I like to compare our thinking to the consensus, and sometimes it is important to be different from the market. But again my process always starts and finishes with our analysts’ in-depth knowledge of the companies.

Will Robbins President and portfolio manager

Interest in industrials

Another sector where portfolio managers and analysts are finding attractive dividend opportunities for AMF is industrials. One reason: Industrial equipment and infrastructure firms will benefit from the cycle of increasing corporate spending expected to take place around the world. Furthermore, the industrials sector has yet to fully rebound from the market downturn so it is likely to grow faster than the overall economy.

These are encouraging signs for Will Robbins, president and a portfolio manager for the fund, who says he has increasingly turned to industrials as a source of income in the past year or two. One of his largest holdings is Waste Management, which has a yield of 3.4%. “The company is benefiting from the recovery in the housing and construction markets and accounts for significant volumes in the industry,” notes Will, who also owns shares of Republic Services, which yields 3.1%. “With Waste Management, investors get the added benefit of improving capital allocation.”

Rockwell Automation is another company benefiting from global growth and rising wages, especially in emerging markets. “The company has been an enormous beneficiary of labor costs in China and the need for industrial automation around the world,” Will says, noting that it also has contracts that are very difficult for clients to break because of the costs involved. “Rockwell is also disciplined about how it uses cash.”

When looking for dividend growth opportunities, Will relies first and foremost on our analysts’ research; but other tools help influence his decisions and confirm his thinking. “It starts with the fundamental research — that’s where I get the bulk of my insights,” he says. But as a check against what he hears, Will turns to the dividend swap market, which is an indicator of implied dividend growth. “I like to compare our thinking to the consensus, and sometimes it is important to be different from the market. But again my process always starts and finishes with our analysts’ in-depth knowledge of the companies.”

One of those analysts is Alex Popa, whose responsibilities include covering the railroad industry. Since he started coverage in 2008, railroad companies such as CSX, Norfolk Southern and Union Pacific have steadily increased dividends while undergoing a decade-long renaissance, driven by improvements in fuel efficiency and pricing relative to other modes of transportation. “They are fixing a lot of problems from the early 2000s when railroad companies underpriced their services; they are now reversing that to bring pricing up to the market rate,” explains Alex, noting that CSX now pays twice as much per year in dividends (60 cents) than it was earning a decade ago on a per share basis. “Railroad companies also have increased their return on capital to much more acceptable levels, which translates into the ability to generate income for shareholders.” The current dividend yield for most railroad companies is between 2% and 2.5%, which Alex anticipates will go higher.

The return of financials?

Alex also covers financials, which were once the dominant source of dividend yield in the market. However, after the financial crisis, banks cut dividends sharply and have been more constrained than other companies in raising them again because of capital requirements put in place by U.S. regulators. Just five years ago, financials stocks accounted for more than 20% of the dividend payments made by S&P 500 companies, but by 2010 had dropped to less than half that. Banks are slowly starting to increase dividends again, but nowhere close to previous levels.

10	American Mutual Fund

“I think it’s going to be difficult for them to get back to where they were, as regulators are only allowing banks to pay up to 30% of their earnings as dividends,” explains Joyce, who also used to cover financials. “Some banks, including Bank of America and Citigroup, currently pay out small dividends, and it is going to take a while for them to show the stability and growth necessary to increase them. But other banks, such as Wells Fargo, have a greater capacity to raise dividends.”

That’s because Wells Fargo is a classic commercial bank with stable earnings and good credit that also will likely benefit from higher interest rates. It already has been able to increase its dividend and with its payout approaching the 30% limit, the bank is likely to ask regulators if it can go higher. Alex says that while the company appears well positioned to increase its dividend again, he only expects it to be able to go so high. “Regulators have become more conservative when it comes to fixed dividend payouts,” he says. “There is the potential for banks to pay special dividends, which regulators may allow and we would also support.”

As our investment professionals seek dividend-paying companies both new and old as a source of yield, it is also important to remember AMF’s objectives: participate in the market when it goes up, protect on the downside with preservation of principal, and maintain a higher-than-average current yield. “We seek to achieve the fund’s objectives by investing in high-quality companies that are leaders in their respective industries; this has helped us stay away from those that are a flash in the pan,” notes Joyce. “We typically invest in those that have a strong reputation, a good track record of growth and a quality management team.” ■

Above-average returns with less volatility

American Mutual Fund strives to meet its objectives. If we look back 10 years, as shown below, the fund has provided higher returns than those of its three benchmarks. It accomplished this with lower volatility.

For the 10-year period ended October 31, 2013

	Average annual total return	Volatility
AMF	7.75%	11.97%
S&P 500	7.45	14.59
Lipper Growth and Income Funds Index	6.91	14.47
Lipper Large-Cap Value Funds Index	7.04	14.83

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns). It is a common measure of absolute volatility that shows how returns over time have varied from the mean; a lower number signifies lower volatility. Standard & Poor’s 500 Composite Index is an unmanaged index of 500 large-company stocks selected to represent the stock market. The Lipper Large-Cap Value Funds Index is an equally weighted index of the 30 largest mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Domestic Equity large-cap floor. The Lipper Growth and Income Funds Index is an equally weighted index of the 30 largest mutual funds that combine a growth orientation with the pursuit of income.

American Mutual Fund	11

Summary investment portfolio October 31, 2013

Industry sector diversification	Percent of net assets

Common stocks 90.79%	Shares	Value (000)	Percent of net assets
Energy 6.85%
BP PLC (ADR)	5,340,000	$248,310	.81%
Chevron Corp.	3,548,911	425,727	1.39
ConocoPhillips	3,317,900	243,202	.79
Ensco PLC, Class A	4,167,000	240,228	.79
Other securities		942,112	3.07
		2,099,579	6.85

Materials 4.83%
Dow Chemical Co.	13,196,400	520,862	1.70
Praxair, Inc.	2,133,624	266,084	.87
Other securities		694,235	2.26
		1,481,181	4.83

Industrials 14.92%
3M Co.	1,825,000	229,676	.75
CSX Corp.	11,869,000	309,306	1.01
Emerson Electric Co.	5,020,000	336,189	1.10
General Dynamics Corp.	4,583,000	397,025	1.29
General Electric Co.	10,860,000	283,880	.93
Lockheed Martin Corp.	1,915,442	255,405	.83
Union Pacific Corp.	1,879,300	284,526	.93
United Parcel Service, Inc., Class B	4,692,300	460,972	1.50
United Technologies Corp.	2,823,174	299,962	.98
Waste Management, Inc.	10,242,900	445,976	1.45
Other securities		1,272,270	4.15
		4,575,187	14.92

Consumer discretionary 13.28%
Comcast Corp., Class A	7,937,400	377,662
Comcast Corp., Class A, special nonvoting shares	2,090,000	96,767	1.55
Darden Restaurants, Inc.	5,597,097	288,418	.94
Home Depot, Inc.	8,977,000	699,219	2.28

12	American Mutual Fund

	Shares	Value (000)	Percent of net assets
Johnson Controls, Inc.	7,410,320	$341,986	1.12%
Mattel, Inc.	7,951,797	352,821	1.15
Time Warner Inc.	5,013,925	344,657	1.12
Williams-Sonoma, Inc.	4,715,000	247,255	.81
Other securities		1,321,311	4.31
		4,070,096	13.28

Consumer staples 4.60%
Coca-Cola Co.	4,265,000	168,766	.55
Kraft Foods Group, Inc.	3,829,766	208,263	.68
Mondelez International, Inc.	10,823,300	364,096	1.19
Other securities		668,592	2.18
		1,409,717	4.60

Health care 13.59%
AbbVie Inc.	19,592,000	949,232	3.10
Amgen Inc.	8,810,748	1,022,047	3.33
Bristol-Myers Squibb Co.	7,000,000	367,640	1.20
Johnson & Johnson	2,745,000	254,213	.83
Merck & Co., Inc.	7,447,485	335,807	1.10
Novartis AG (ADR)	3,014,000	233,736	.76
Pfizer Inc.	8,210,000	251,883	.82
Other securities		750,735	2.45
		4,165,293	13.59

Financials 7.64%
JPMorgan Chase & Co.	3,025,000	155,908	.51
Principal Financial Group, Inc.	7,567,000	359,130	1.17
Other securities		1,828,285	5.96
		2,343,323	7.64

Information technology 9.00%
Automatic Data Processing, Inc.	3,132,100	234,814	.77
Maxim Integrated Products, Inc.	7,328,900	217,668	.71
Microsoft Corp.	16,839,607	595,280	1.94
Oracle Corp.	7,723,000	258,720	.84
Texas Instruments Inc.	17,260,022	726,302	2.37
Other securities		727,783	2.37
		2,760,567	9.00

Telecommunication services 4.15%
AT&T Inc.	6,296,900	227,948	.74
Verizon Communications Inc.	19,823,900	1,001,305	3.27
Other securities		43,530	.14
		1,272,783	4.15

Utilities 7.00%
Duke Energy Corp.	4,639,180	332,768	1.08
Exelon Corp.	9,875,720	281,853	.92
FirstEnergy Corp.	9,144,000	346,283	1.13
PG&E Corp.	9,796,300	409,975	1.34
Other securities		774,358	2.53
		2,145,237	7.00

American Mutual Fund	13

Common stocks (continued)		Value (000)	Percent of net assets
Miscellaneous 4.93%
Other common stocks in initial period of acquisition		$1,509,792	4.93%

Total common stocks (cost: $19,563,403,000)		27,832,755	90.79

Preferred stocks 0.03%
Financials 0.03%
Other securities		10,379	.03

Total preferred stocks (cost: $10,004,000)		10,379	.03

Bonds, notes & other debt instrument 1.63%	Principal amount (000)
Financials 1.20%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[1]	$123,654	136,458	.44
Other securities		231,833	.76
		368,291	1.20

Telecommunication services 0.08%
Verizon Communications Inc. 5.55%–8.50% 2014–2018	20,000	24,371	.08

Other 0.35%
Other securities		107,622	.35

Total bonds, notes & other debt instruments (cost: $434,935,000)		500,284	1.63

Short-term securities 7.25%
Chariot Funding, LLC 0.24% due 11/25/2013[2]	50,000	49,997	.16
Chevron Corp. 0.05% due 11/4–11/5/2013[2]	55,000	55,000	.18
Coca-Cola Co. 0.11%–0.16% due 11/21/2013–2/19/2014[2]	152,500	152,479	.50
Fannie Mae 0.09%–0.13% due 11/18/2013–8/1/2014	205,500	205,375	.67
Federal Home Loan Bank 0.04%–0.16% due 11/4/2013–7/15/2014	547,500	547,364	1.79
Freddie Mac 0.06%–0.19% due 12/16/2013–8/1/2014	746,567	746,172	2.43
General Electric Capital Corp. 0.05%–0.17% due 11/1/2013–2/12/2014	54,800	54,789
General Electric Corp. 0.10% due 12/18/2013	50,000	49,993	.34
Jupiter Securitization Co., LLC 0.24%–0.32% due 11/27/2013–2/7/2014[2]	48,600	48,583	.16
Other securities		313,851	1.02

Total short-term securities (cost: $2,223,461,000)		2,223,603	7.25
Total investment securities (cost: $22,231,803,000)		30,567,021	99.70
Other assets less liabilities		90,548	.30

Net assets		$30,657,569	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Coupon rate may change periodically.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $451,427,000, which represented 1.47% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

14	American Mutual Fund

Financial statements

Statement of assets and liabilities
at October 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value (cost: $22,231,803)		$30,567,021
Cash		630
Receivables for:
Sales of investments	$121,596
Sales of fund’s shares	34,791
Dividends and interest	60,976	217,363
		30,785,014
Liabilities:
Payables for:
Purchases of investments	85,350
Repurchases of fund’s shares	21,737
Investment advisory services	6,249
Services provided by related parties	11,452
Trustees’ deferred compensation	2,582
Other	75	127,445
Net assets at October 31, 2013		$30,657,569

Net assets consist of:
Capital paid in on shares of beneficial interest		$21,568,365
Undistributed net investment income		59,277
Undistributed net realized gain		694,709
Net unrealized appreciation		8,335,218
Net assets at October 31, 2013		$30,657,569

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (895,474 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$19,724,154	575,587	$34.27
Class B	153,568	4,515	34.01
Class C	1,076,440	31,775	33.88
Class F-1	1,396,657	40,899	34.15
Class F-2	1,349,464	39,382	34.27
Class 529-A	610,629	17,852	34.21
Class 529-B	15,733	461	34.10
Class 529-C	158,569	4,658	34.04
Class 529-E	32,374	950	34.09
Class 529-F-1	45,574	1,331	34.25
Class R-1	67,528	1,987	33.98
Class R-2	235,173	6,927	33.95
Class R-3	650,408	19,100	34.05
Class R-4	732,218	21,425	34.18
Class R-5	414,923	12,107	34.27
Class R-6	3,994,157	116,518	34.28

See Notes to Financial Statements

American Mutual Fund	15

Statement of operations
for the year ended October 31, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,333)	$719,778
Interest	41,211	$760,989

Fees and expenses*:
Investment advisory services	66,143
Distribution services	64,784
Transfer agent services	26,257
Administrative services	6,242
Reports to shareholders	1,021
Registration statement and prospectus	771
Trustees’ compensation	782
Auditing and legal	130
Custodian	100
State and local taxes	57
Other	896	167,183
Net investment income		593,806

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on:
Investments	803,876
Currency transactions	(74)	803,802
Net unrealized appreciation on:
Investments	4,327,842
Currency translations	10	4,327,852
Net realized gain and unrealized appreciation on investments and currency		5,131,654

Net increase in net assets resulting from operations		$5,725,460

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31
	2013	2012
Operations:
Net investment income	$593,806	$502,086
Net realized gain on investments and currency transactions	803,802	579,683
Net unrealized appreciation on investments and currency translations	4,327,852	1,613,630
Net increase in net assets resulting from operations	5,725,460	2,695,399

Dividends paid to shareholders from net investment income	(594,864)	(505,472)

Net capital share transactions	2,832,912	1,938,363

Total increase in net assets	7,963,508	4,128,290

Net assets:
Beginning of year	22,694,061	18,565,771
End of year (including undistributed net investment income: $59,277 and $60,455, respectively)	$30,657,569	$22,694,061

See Notes to Financial Statements

16	American Mutual Fund

Notes to financial statements

1. Organization

American Mutual Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives — current income, growth of capital and conservation of principal — through investments in companies that participate in the growth of the American economy.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

American Mutual Fund	17

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations.

18	American Mutual Fund

The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$2,099,579	$—	$—	$2,099,579
Materials	1,481,181	—	—	1,481,181
Industrials	4,575,187	—	—	4,575,187
Consumer discretionary	4,070,096	—	—	4,070,096
Consumer staples	1,409,717	—	—	1,409,717
Health care	4,165,293	—	—	4,165,293
Financials	2,343,323	—	—	2,343,323
Information technology	2,760,567	—	—	2,760,567
Telecommunication services	1,272,783	—	—	1,272,783
Utilities	2,145,237	—	—	2,145,237
Miscellaneous	1,509,792	—	—	1,509,792
Preferred stocks	10,379	—	—	10,379
Bonds, notes & other debt instruments	—	500,284	—	500,284
Short-term securities	—	2,223,603	—	2,223,603
Total	$27,843,134	$2,723,887	$—	$30,567,021

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

American Mutual Fund	19

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state tax authorities for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2013, the fund reclassified $70,000 from undistributed net investment income to undistributed net realized gain; $50,000 from undistributed net investment income to capital paid in on shares of beneficial interest; and $20,978,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $148,433,000.

20	American Mutual Fund

As of October 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$63,133
Undistributed long-term capital gains	635,053
Gross unrealized appreciation on investment securities	8,636,395
Gross unrealized depreciation on investment securities	(244,205)
Net unrealized appreciation on investment securities	8,392,190
Cost of investment securities	22,174,831

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2013	2012
Class A	$392,941	$363,482
Class B	2,540	4,032
Class C	14,036	13,641
Class F-1	26,052	21,418
Class F-2	30,086	23,826
Class 529-A	11,614	10,187
Class 529-B	231	350
Class 529-C	1,989	1,861
Class 529-E	550	492
Class 529-F-1	909	703
Class R-1	892	809
Class R-2	3,236	3,091
Class R-3	11,263	10,148
Class R-4	13,447	8,936
Class R-5	9,364	8,402
Class R-6	75,714	34,094
Total	$594,864	$505,472

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of daily net assets and decreasing to 0.225% on such assets in excess of $21 billion. For the year ended October 31, 2013, the investment advisory services fee was $66,143,000, which was equivalent to an annualized rate of 0.248% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

American Mutual Fund	21

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

For the year ended October 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$41,080	$18,867	$1,749	Not applicable
Class B	1,705	204	Not applicable	Not applicable
Class C	9,470	1,053	474	Not applicable
Class F-1	2,955	1,390	593	Not applicable
Class F-2	Not applicable	1,521	628	Not applicable
Class 529-A	1,171	467	270	$529
Class 529-B	169	18	9	17
Class 529-C	1,414	134	71	139
Class 529-E	143	16	14	28
Class 529-F-1	—	33	19	38
Class R-1	611	80	31	Not applicable
Class R-2	1,602	743	108	Not applicable
Class R-3	2,919	900	292	Not applicable
Class R-4	1,545	634	309	Not applicable
Class R-5	Not applicable	187	187	Not applicable
Class R-6	Not applicable	10	1,488	Not applicable
Total class-specific expenses	$64,784	$26,257	$6,242	$751

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $782,000, shown on the accompanying financial statements, includes $419,000 in current fees (either paid in cash or deferred) and a net increase of $363,000 in the value of the deferred amounts.

22	American Mutual Fund

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2013

Class A	$2,419,804	77,415	$378,269	12,246	$(2,114,231)	(68,599)	$683,842	21,062
Class B	9,697	314	2,521	83	(87,603)	(2,866)	(75,385)	(2,469)
Class C	230,803	7,435	13,753	451	(203,258)	(6,619)	41,298	1,267
Class F-1	444,684	14,342	25,320	821	(301,307)	(9,749)	168,697	5,414
Class F-2	502,255	16,443	28,299	920	(625,453)	(20,341)	(94,899)	(2,978)
Class 529-A	92,459	2,993	11,611	377	(69,923)	(2,268)	34,147	1,102
Class 529-B	754	24	231	8	(7,938)	(260)	(6,953)	(228)
Class 529-C	24,802	807	1,989	65	(21,946)	(712)	4,845	160
Class 529-E	5,104	166	550	18	(4,305)	(141)	1,349	43
Class 529-F-1	11,230	364	909	30	(5,807)	(191)	6,332	203
Class R-1	17,446	562	889	29	(20,138)	(661)	(1,803)	(70)
Class R-2	63,877	2,079	3,230	106	(68,568)	(2,229)	(1,461)	(44)
Class R-3	172,669	5,630	11,234	366	(163,563)	(5,338)	20,340	658
Class R-4	262,750	8,515	13,437	435	(149,223)	(4,806)	126,964	4,144
Class R-5	119,918	3,931	9,364	303	(97,182)	(3,127)	32,100	1,107
Class R-6	2,014,074	66,359	75,328	2,412	(195,903)	(6,192)	1,893,499	62,579
Total net increase (decrease)	$6,392,326	207,379	$576,934	18,670	$(4,136,348)	(134,099)	$2,832,912	91,950

Year ended October 31, 2012

Class A	$2,098,624	77,767	$347,797	12,836	$(1,878,216)	(69,353)	$568,205	21,250
Class B	15,367	579	3,985	149	(124,421)	(4,651)	(105,069)	(3,923)
Class C	190,408	7,119	13,252	495	(171,965)	(6,424)	31,695	1,190
Class F-1	353,285	13,082	20,950	775	(209,028)	(7,744)	165,207	6,113
Class F-2	713,401	26,609	22,183	813	(173,535)	(6,388)	562,049	21,034
Class 529-A	95,642	3,556	10,184	376	(51,137)	(1,893)	54,689	2,039
Class 529-B	1,588	60	350	13	(10,381)	(388)	(8,443)	(315)
Class 529-C	28,486	1,065	1,861	69	(17,855)	(665)	12,492	469
Class 529-E	6,216	233	492	18	(3,218)	(119)	3,490	132
Class 529-F-1	9,428	349	703	26	(3,219)	(119)	6,912	256
Class R-1	30,015	1,124	806	30	(12,750)	(469)	18,071	685
Class R-2	63,219	2,359	3,082	115	(57,274)	(2,134)	9,027	340
Class R-3	194,885	7,250	10,143	376	(146,339)	(5,412)	58,689	2,214
Class R-4	277,844	10,254	8,931	329	(109,166)	(4,036)	177,609	6,547
Class R-5	119,495	4,430	8,395	309	(104,604)	(3,785)	23,286	954
Class R-6	436,598	15,896	33,923	1,249	(110,067)	(4,038)	360,454	13,107
Total net increase (decrease)	$4,634,501	171,732	$487,037	17,978	$(3,183,175)	(117,618)	$1,938,363	72,092

*	Includes exchanges between share classes of the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,049,609,000 and $4,436,470,000, respectively, during the year ended October 31, 2013.

American Mutual Fund	23

Financial highlights

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 10/31/2013	$28.27	$.70	$6.00	$6.70	$(.70)	$—	$(.70)	$34.27	24.01%	$19,724	.61%	.61%	2.25%
Year ended 10/31/2012	25.41	.66	2.87	3.53	(.67)	—	(.67)	28.27	14.02	15,677	.63	.63	2.44
Year ended 10/31/2011	24.38	.66	1.00	1.66	(.63)	—	(.63)	25.41	6.85	13,549	.62	.62	2.57
Year ended 10/31/2010	21.57	.62	2.86	3.48	(.67)	—	(.67)	24.38	16.31	13,051	.63	.63	2.69
Year ended 10/31/2009	20.20	.59	1.56	2.15	(.72)	(.06)	(.78)	21.57	11.27	11,862	.67	.66	3.05
Class B:
Year ended 10/31/2013	28.05	.47	5.94	6.41	(.45)	—	(.45)	34.01	23.06	154	1.38	1.38	1.52
Year ended 10/31/2012	25.21	.46	2.83	3.29	(.45)	—	(.45)	28.05	13.16	196	1.39	1.39	1.71
Year ended 10/31/2011	24.19	.46	.99	1.45	(.43)	—	(.43)	25.21	6.01	275	1.39	1.39	1.81
Year ended 10/31/2010	21.41	.44	2.83	3.27	(.49)	—	(.49)	24.19	15.40	369	1.40	1.40	1.93
Year ended 10/31/2009	20.05	.44	1.56	2.00	(.58)	(.06)	(.64)	21.41	10.45	426	1.45	1.44	2.29
Class C:
Year ended 10/31/2013	27.96	.44	5.94	6.38	(.46)	—	(.46)	33.88	23.01	1,076	1.42	1.42	1.44
Year ended 10/31/2012	25.14	.44	2.84	3.28	(.46)	—	(.46)	27.96	13.13	853	1.43	1.43	1.63
Year ended 10/31/2011	24.13	.44	1.00	1.44	(.43)	—	(.43)	25.14	5.97	737	1.43	1.43	1.75
Year ended 10/31/2010	21.36	.43	2.82	3.25	(.48)	—	(.48)	24.13	15.34	691	1.46	1.46	1.86
Year ended 10/31/2009	20.01	.43	1.55	1.98	(.57)	(.06)	(.63)	21.36	10.39	610	1.48	1.47	2.24
Class F-1:
Year ended 10/31/2013	28.18	.68	5.98	6.66	(.69)	—	(.69)	34.15	23.91	1,397	.68	.68	2.18
Year ended 10/31/2012	25.33	.65	2.86	3.51	(.66)	—	(.66)	28.18	14.00	1,000	.67	.67	2.39
Year ended 10/31/2011	24.31	.64	1.00	1.64	(.62)	—	(.62)	25.33	6.79	744	.66	.66	2.52
Year ended 10/31/2010	21.51	.61	2.85	3.46	(.66)	—	(.66)	24.31	16.28	569	.67	.67	2.63
Year ended 10/31/2009	20.14	.59	1.56	2.15	(.72)	(.06)	(.78)	21.51	11.31	403	.67	.67	3.03
Class F-2:
Year ended 10/31/2013	28.27	.76	6.00	6.76	(.76)	—	(.76)	34.27	24.22	1,349	.43	.43	2.46
Year ended 10/31/2012	25.41	.70	2.88	3.58	(.72)	—	(.72)	28.27	14.26	1,197	.43	.43	2.59
Year ended 10/31/2011	24.38	.70	1.01	1.71	(.68)	—	(.68)	25.41	7.07	542	.42	.42	2.75
Year ended 10/31/2010	21.57	.65	2.88	3.53	(.72)	—	(.72)	24.38	16.57	340	.41	.41	2.81
Year ended 10/31/2009	20.20	.58	1.63	2.21	(.78)	(.06)	(.84)	21.57	11.58	130	.43	.43	2.86
Class 529-A:
Year ended 10/31/2013	28.22	.67	5.99	6.66	(.67)	—	(.67)	34.21	23.90	611	.71	.71	2.15
Year ended 10/31/2012	25.37	.63	2.86	3.49	(.64)	—	(.64)	28.22	13.91	473	.72	.72	2.34
Year ended 10/31/2011	24.34	.63	1.01	1.64	(.61)	—	(.61)	25.37	6.77	373	.70	.70	2.48
Year ended 10/31/2010	21.54	.60	2.85	3.45	(.65)	—	(.65)	24.34	16.20	303	.71	.71	2.59
Year ended 10/31/2009	20.17	.57	1.57	2.14	(.71)	(.06)	(.77)	21.54	11.22	228	.74	.74	2.95
Class 529-B:
Year ended 10/31/2013	28.13	.43	5.96	6.39	(.42)	—	(.42)	34.10	22.88	16	1.50	1.50	1.40
Year ended 10/31/2012	25.28	.42	2.85	3.27	(.42)	—	(.42)	28.13	13.05	19	1.52	1.52	1.58
Year ended 10/31/2011	24.25	.43	1.00	1.43	(.40)	—	(.40)	25.28	5.87	25	1.50	1.50	1.70
Year ended 10/31/2010	21.46	.42	2.84	3.26	(.47)	—	(.47)	24.25	15.29	33	1.51	1.51	1.82
Year ended 10/31/2009	20.10	.42	1.56	1.98	(.56)	(.06)	(.62)	21.46	10.31	34	1.55	1.55	2.16
Class 529-C:
Year ended 10/31/2013	28.09	.42	5.96	6.38	(.43)	—	(.43)	34.04	22.92	159	1.50	1.50	1.37
Year ended 10/31/2012	25.26	.42	2.84	3.26	(.43)	—	(.43)	28.09	13.01	126	1.51	1.51	1.55
Year ended 10/31/2011	24.24	.43	1.00	1.43	(.41)	—	(.41)	25.26	5.92	102	1.50	1.50	1.68
Year ended 10/31/2010	21.46	.41	2.84	3.25	(.47)	—	(.47)	24.24	15.27	85	1.50	1.50	1.80
Year ended 10/31/2009	20.10	.42	1.56	1.98	(.56)	(.06)	(.62)	21.46	10.33	65	1.54	1.54	2.15
Class 529-E:
Year ended 10/31/2013	28.13	.59	5.97	6.56	(.60)	—	(.60)	34.09	23.56	32	.96	.96	1.90
Year ended 10/31/2012	25.29	.56	2.85	3.41	(.57)	—	(.57)	28.13	13.62	26	.98	.98	2.08
Year ended 10/31/2011	24.27	.56	1.00	1.56	(.54)	—	(.54)	25.29	6.45	20	.98	.98	2.20
Year ended 10/31/2010	21.48	.53	2.85	3.38	(.59)	—	(.59)	24.27	15.87	16	1.00	1.00	2.30
Year ended 10/31/2009	20.12	.51	1.57	2.08	(.66)	(.06)	(.72)	21.48	10.88	12	1.04	1.03	2.66

24	American Mutual Fund

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[3]		Ratio of net income to average net assets[3]
Class 529-F-1:
Year ended 10/31/2013	$28.26	$.74	$5.99	$6.73	$(.74)	$—	$(.74)	$34.25	24.14%	$46.49%			.49%		2.36%
Year ended 10/31/2012	25.39	.69	2.88	3.57	(.70)	—	(.70)	28.26	14.21	32.51			.51		2.54
Year ended 10/31/2011	24.37	.68	1.01	1.69	(.67)	—	(.67)	25.39	6.96	22.49			.49		2.67
Year ended 10/31/2010	21.56	.65	2.86	3.51	(.70)	—	(.70)	24.37	16.47	13.50			.50		2.79
Year ended 10/31/2009	20.19	.61	1.57	2.18	(.75)	(.06)	(.81)	21.56	11.44	9.54			.53		3.14
Class R-1:
Year ended 10/31/2013	28.04	.44	5.95	6.39	(.45)	—	(.45)	33.98	22.98	68	1.44		1.44		1.43
Year ended 10/31/2012	25.22	.43	2.86	3.29	(.47)	—	(.47)	28.04	13.12	58	1.43		1.43		1.61
Year ended 10/31/2011	24.21	.44	1.00	1.44	(.43)	—	(.43)	25.22	5.96	35	1.43		1.43		1.75
Year ended 10/31/2010	21.43	.42	2.85	3.27	(.49)	—	(.49)	24.21	15.38	29	1.45		1.45		1.84
Year ended 10/31/2009	20.07	.43	1.57	2.00	(.58)	(.06)	(.64)	21.43	10.43	17	1.48		1.47		2.22
Class R-2:
Year ended 10/31/2013	28.02	.45	5.94	6.39	(.46)	—	(.46)	33.95	23.02	235	1.40		1.40		1.47
Year ended 10/31/2012	25.19	.44	2.84	3.28	(.45)	—	(.45)	28.02	13.13	195	1.43		1.43		1.63
Year ended 10/31/2011	24.18	.44	.99	1.43	(.42)	—	(.42)	25.19	5.94	167	1.45		1.45		1.73
Year ended 10/31/2010	21.40	.42	2.83	3.25	(.47)	—	(.47)	24.18	15.32	153	1.48		1.48		1.83
Year ended 10/31/2009	20.05	.40	1.56	1.96	(.55)	(.06)	(.61)	21.40	10.22	132	1.62		1.62		2.08
Class R-3:
Year ended 10/31/2013	28.10	.59	5.96	6.55	(.60)	—	(.60)	34.05	23.55	650.96			.96		1.90
Year ended 10/31/2012	25.26	.56	2.86	3.42	(.58)	—	(.58)	28.10	13.64	518.97			.97		2.09
Year ended 10/31/2011	24.25	.56	1.00	1.56	(.55)	—	(.55)	25.26	6.43	410.97			.97		2.21
Year ended 10/31/2010	21.46	.53	2.85	3.38	(.59)	—	(.59)	24.25	15.90	307.99			.99		2.29
Year ended 10/31/2009	20.10	.51	1.57	2.08	(.66)	(.06)	(.72)	21.46	10.89	181	1.03		1.03		2.66
Class R-4:
Year ended 10/31/2013	28.20	.68	5.99	6.67	(.69)	—	(.69)	34.18	23.95	732.66			.66		2.18
Year ended 10/31/2012	25.35	.64	2.87	3.51	(.66)	—	(.66)	28.20	13.98	487.66			.66		2.37
Year ended 10/31/2011	24.32	.64	1.01	1.65	(.62)	—	(.62)	25.35	6.81	272.67			.67		2.50
Year ended 10/31/2010	21.53	.60	2.85	3.45	(.66)	—	(.66)	24.32	16.21	189.68			.68		2.58
Year ended 10/31/2009	20.16	.57	1.58	2.15	(.72)	(.06)	(.78)	21.53	11.26	75.71			.71		2.96
Class R-5:
Year ended 10/31/2013	28.27	.78	6.00	6.78	(.78)	—	(.78)	34.27	24.32	415.36			.36		2.50
Year ended 10/31/2012	25.41	.73	2.87	3.60	(.74)	—	(.74)	28.27	14.31	311.37			.37		2.69
Year ended 10/31/2011	24.38	.72	1.00	1.72	(.69)	—	(.69)	25.41	7.11	255.37			.37		2.81
Year ended 10/31/2010	21.57	.67	2.87	3.54	(.73)	—	(.73)	24.38	16.59	195.38			.38		2.90
Year ended 10/31/2009	20.20	.65	1.55	2.20	(.77)	(.06)	(.83)	21.57	11.55	108.40			.39		3.47
Class R-6:
Year ended 10/31/2013	28.28	.79	6.01	6.80	(.80)	—	(.80)	34.28	24.38	3,994.31			.31		2.50
Year ended 10/31/2012	25.41	.74	2.88	3.62	(.75)	—	(.75)	28.28	14.40	1,526.32			.32		2.73
Year ended 10/31/2011	24.39	.73	1.00	1.73	(.71)	—	(.71)	25.41	7.12	1,038.32			.32		2.86
Year ended 10/31/2010	21.58	.68	2.87	3.55	(.74)	—	(.74)	24.39	16.64	784.33			.33		2.92
Six months ended 10/31/2009[4]	18.74	.31	2.86	3.17	(.33)	—	(.33)	21.58	16.99	358.36		[5]	.36	[5]	3.03	[5]

	Year ended October 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	18%	22%	23%	20%	27%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

American Mutual Fund	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Mutual Fund:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 10, 2013

26	American Mutual Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2013, through October 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Mutual Fund	27

	Beginning account value 5/1/2013	Ending account value 10/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,081.36	$3.15	.60%
Class A — assumed 5% return	1,000.00	1,022.18	3.06	.60
Class B — actual return	1,000.00	1,076.99	7.12	1.36
Class B — assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class C — actual return	1,000.00	1,077.05	7.38	1.41
Class C — assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class F-1 — actual return	1,000.00	1,080.71	3.51	.67
Class F-1 — assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 — actual return	1,000.00	1,082.28	2.20	.42
Class F-2 — assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 529-A — actual return	1,000.00	1,081.00	3.67	.70
Class 529-A — assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-B — actual return	1,000.00	1,076.40	7.80	1.49
Class 529-B — assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-C — actual return	1,000.00	1,076.52	7.80	1.49
Class 529-C — assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-E — actual return	1,000.00	1,079.29	4.98	.95
Class 529-E — assumed 5% return	1,000.00	1,020.42	4.84	.95
Class 529-F-1 — actual return	1,000.00	1,082.06	2.57	.49
Class 529-F-1 — assumed 5% return	1,000.00	1,022.74	2.50	.49
Class R-1 — actual return	1,000.00	1,077.06	7.43	1.42
Class R-1 — assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2 — actual return	1,000.00	1,076.96	7.22	1.38
Class R-2 — assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-3 — actual return	1,000.00	1,079.01	5.03	.96
Class R-3 — assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 — actual return	1,000.00	1,080.98	3.51	.67
Class R-4 — assumed 5% return	1,000.00	1,021.83	3.41	.67
Class R-5 — actual return	1,000.00	1,082.69	1.89	.36
Class R-5 — assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-6 — actual return	1,000.00	1,082.97	1.63	.31
Class R-6 — assumed 5% return	1,000.00	1,023.64	1.58	.31

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2013:

Long-term capital gains	$20,978,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$697,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

28	American Mutual Fund

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 69	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust	7	None
Mary Anne Dolan, 66 Chairman of the Board (Independent and Non-Executive)	1993	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 66	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	69	Quiksilver, Inc.
Leonard R. Fuller, 67	2010	President and CEO, Fuller Consulting (financial management consulting firm)	69	None
William D. Jones, 58	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
L. Daniel Jorndt, 72	2010	Retired	4	None
William H. Kling, 71	2006	President Emeritus, American Public Media	10	None
John C. Mazziotta, M.D., Ph.D., 64	2011	Physician; Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	4	None
Bailey Morris-Eck, 69	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None

Steven B. Sample, Ph.D., a trustee of the fund since 1999, retired from the board on December 31, 2013. The trustees thank Dr. Sample for his dedication and service to the fund.

 “Interested” trustee4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joyce E. Gordon, 57 Vice Chairman of the Board	1996–2001 2005	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 30 for footnotes.

American Mutual Fund	29

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
William L. Robbins, 45 President	2004	Director, The Capital Group Companies, Inc.;[6] Chairman of the Board, Capital International Research, Inc.;[6] Senior Vice President — Capital International Investors, Capital Research and Management Company
Paul F. Roye, 60 Executive Vice President	2007	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Chief Legal Officer, Capital Research and Management Company; Director, American Funds Service Company[6]
James B. Lovelace, 57 Senior Vice President	2006	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
James Terrile, 48 Senior Vice President	2007	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Christopher D. Buchbinder, 42 Vice President	2006	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Herbert Y. Poon, 40 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael W. Stockton, 46 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 39 Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Raymond F. Sullivan, Jr., 56 Assistant Secretary	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 42 Assistant Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

30	American Mutual Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2013, portfolio of American Mutual Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

Printed on paper containing 10% post-consumer waste Printed with inks containing soy and/or vegetable oil
Lit. No. MFGEARX-003-1213P Litho in USA BBC/RRD/8052-S37046

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$80,000
2013	$83,000

b) Audit-Related Fees:
2012	$6,000
2013	$9,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$7,000
2013	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$1,028,000
2013	$1,046,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$18,000
2013	$36,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,639,000 for fiscal year 2012 and $1,472,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Mutual Fund® Investment portfolio October 31, 2013

Common stocks 90.79%
		Value
Energy 6.85%	Shares	(000)

Apache Corp.	1,873,400	$ 166,358
BP PLC (ADR)	5,340,000	248,310
Chevron Corp.	3,548,911	425,727
ConocoPhillips	3,317,900	243,202
Devon Energy Corp.	1,400,000	88,508
Diamond Offshore Drilling, Inc.	728,941	45,143
EnCana Corp.	3,111,700	55,762
Ensco PLC, Class A	4,167,000	240,228
EOG Resources, Inc.	537,600	95,908
Halliburton Co.	500,000	26,515
Noble Energy, Inc.	592,600	44,404
Royal Dutch Shell PLC, Class A (ADR)	2,297,907	153,178
Royal Dutch Shell PLC, Class B (ADR)	1,172,000	81,477
Schlumberger Ltd.	1,050,000	98,406
Spectra Energy Corp	2,430,500	86,453
		2,099,579
Materials 4.83%

Air Products and Chemicals, Inc.	1,330,000	144,983
Barrick Gold Corp.	1,835,000	35,581
CRH PLC (ADR)	1,089,059	26,660
Dow Chemical Co.	13,196,400	520,862
E.I. du Pont de Nemours and Co.	690,000	42,228
Freeport-McMoRan Copper & Gold Inc.	1,157,700	42,557
International Flavors & Fragrances Inc.	573,000	47,359
MeadWestvaco Corp.	4,045,444	140,984
Monsanto Co.	300,000	31,464
Mosaic Co.	2,940,500	134,822
Nucor Corp.	919,400	47,597
Praxair, Inc.	2,133,624	266,084
		1,481,181
Industrials 14.92%

3M Co.	1,825,000	229,676
CSX Corp.	11,869,000	309,306
Dover Corp.	1,800,000	165,222
Eaton Corp. PLC	1,895,000	133,711
Emerson Electric Co.	5,020,000	336,189
General Dynamics Corp.	4,583,000	397,025
General Electric Co.	10,860,000	283,880
Illinois Tool Works Inc.	850,000	66,972
Lockheed Martin Corp.	1,915,442	255,405
Norfolk Southern Corp.	2,151,000	185,029
PACCAR Inc	500,000	27,800
Pentair Ltd.	800,000	53,672
Pitney Bowes Inc.	2,352,300	50,198
Common stocks
		Value
Industrials (continued)	Shares	(000)

Precision Castparts Corp.	314,000	$ 79,583
Republic Services, Inc.	3,297,000	110,351
Rockwell Automation	1,693,800	187,012
Siemens AG (ADR)	1,052,000	134,667
Snap-on Inc.	750,000	78,053
Union Pacific Corp.	1,879,300	284,526
United Parcel Service, Inc., Class B	4,692,300	460,972
United Technologies Corp.	2,823,174	299,962
Waste Management, Inc.	10,242,900	445,976
		4,575,187
Consumer discretionary 13.28%

Carnival Corp., units	5,541,600	192,017
Coach, Inc.	1,306,022	66,189
Comcast Corp., Class A	7,937,400	377,662
Comcast Corp., Class A, special nonvoting shares	2,090,000	96,767
Darden Restaurants, Inc.	5,597,097	288,418
Garmin Ltd.	1,607,172	75,135
Harley-Davidson, Inc.	976,341	62,525
Hasbro, Inc.	1,948,788	100,655
Home Depot, Inc.	8,977,000	699,219
Honda Motor Co., Ltd. (ADR)	1,047,800	41,870
Johnson Controls, Inc.	7,410,320	341,986
Magna International Inc.	1,590,200	134,690
Mattel, Inc.	7,951,797	352,821
McDonald’s Corp.	414,200	39,979
Newell Rubbermaid Inc.	4,305,000	127,557
News Corp., Class A1	305,136	5,370
NIKE, Inc., Class B	423,000	32,047
Nordstrom, Inc.	324,099	19,598
Scripps Networks Interactive, Inc., Class A	265,000	21,333
Starbucks Corp.	526,000	42,632
Time Warner Cable Inc.	1,161,300	139,530
Time Warner Inc.	5,013,925	344,657
Twenty-First Century Fox, Inc., Class A	1,220,544	41,596
Viacom Inc., Class B	580,000	48,308
Whirlpool Corp.	225,000	32,852
Williams-Sonoma, Inc.	4,715,000	247,255
YUM! Brands, Inc.	1,440,819	97,428
		4,070,096
Consumer staples 4.60%

Avon Products, Inc.	1,604,000	28,070
Coca-Cola Co.	4,265,000	168,766
Colgate-Palmolive Co.	1,130,000	73,145
ConAgra Foods, Inc.	950,000	30,220
CVS/Caremark Corp.	1,045,000	65,062
General Mills, Inc.	1,500,000	75,630
Kellogg Co.	1,769,635	111,928
Kimberly-Clark Corp.	1,640,000	177,120
Kraft Foods Group, Inc.	3,829,766	208,263
Mondelez International, Inc.	10,823,300	364,096
PepsiCo, Inc.	1,277,409	107,417
		1,409,717
Common stocks
		Value
Health care 13.59%	Shares	(000)

Abbott Laboratories	3,863,000	$ 141,193
AbbVie Inc.	19,592,000	949,232
Aetna Inc.	1,390,000	87,153
Amgen Inc.	8,810,748	1,022,047
Bristol-Myers Squibb Co.	7,000,000	367,640
Cardinal Health, Inc.	1,560,000	91,510
Humana Inc.	235,000	21,655
Johnson & Johnson	2,745,000	254,213
Medtronic, Inc.	1,100,000	63,140
Merck & Co., Inc.	7,447,485	335,807
Novartis AG (ADR)	3,014,000	233,736
Pfizer Inc.	8,210,000	251,883
St. Jude Medical, Inc.	771,872	44,298
Stryker Corp.	2,024,995	149,566
UnitedHealth Group Inc.	2,230,000	152,220
		4,165,293
Financials 7.64%

ACE Ltd.	393,400	37,546
Aon PLC, Class A	2,030,000	160,553
Arthur J. Gallagher & Co.	4,233,448	200,877
Bank of New York Mellon Corp.	3,141,400	99,897
Bank of Nova Scotia	960,000	58,339
BB&T Corp.	1,125,000	38,216
BlackRock, Inc.	110,300	33,179
CME Group Inc., Class A	774,000	57,439
HSBC Holdings PLC (ADR)	1,500,000	82,560
Hudson City Bancorp, Inc.	1,696,000	15,230
JPMorgan Chase & Co.	3,025,000	155,908
Marsh & McLennan Companies, Inc.	4,005,394	183,447
McGraw Hill Financial, Inc.	321,643	22,412
NYSE Euronext	4,000,000	176,080
Old Republic International Corp.	6,980,000	117,194
PNC Financial Services Group, Inc.	625,000	45,956
Principal Financial Group, Inc.	7,567,000	359,130
State Street Corp.	1,679,700	117,697
Toronto-Dominion Bank	557,000	51,088
U.S. Bancorp	1,166,079	43,565
Wells Fargo & Co.	2,790,000	119,105
Willis Group Holdings PLC	3,725,419	167,905
		2,343,323
Information technology 9.00%

Accenture PLC, Class A	414,000	30,429
Analog Devices, Inc.	1,459,241	71,941
Automatic Data Processing, Inc.	3,132,100	234,814
Google Inc., Class A1	50,400	51,941
Hewlett-Packard Co.	2,577,065	62,803
Intel Corp.	4,200,000	102,606
International Business Machines Corp.	550,000	98,565
KLA-Tencor Corp.	1,322,000	86,723
Linear Technology Corp.	2,900,000	119,306
Maxim Integrated Products, Inc.	7,328,900	217,668
Microsoft Corp.	16,839,607	595,280
Common stocks
		Value
Information technology (continued)	Shares	(000)

Oracle Corp.	7,723,000	$ 258,720
Paychex, Inc.	1,000,000	42,260
QUALCOMM Inc.	431,000	29,942
Texas Instruments Inc.	17,260,022	726,302
Xilinx, Inc.	688,400	31,267
		2,760,567
Telecommunication services 4.15%

AT&T Inc.	6,296,900	227,948
BCE Inc.	1,000,000	43,530
Verizon Communications Inc.	19,823,900	1,001,305
		1,272,783
Utilities 7.00%

Ameren Corp.	1,660,000	60,059
American Electric Power Co., Inc.	1,435,000	67,216
Dominion Resources, Inc.	2,360,000	150,450
DTE Energy Co.	750,000	51,855
Duke Energy Corp.	4,639,180	332,768
Edison International	1,307,000	64,082
Exelon Corp.	9,875,720	281,853
FirstEnergy Corp.	9,144,000	346,283
National Grid PLC (ADR)	1,412,599	88,895
PG&E Corp.	9,796,300	409,975
PPL Corp.	2,044,300	62,617
Public Service Enterprise Group Inc.	1,500,000	50,250
Southern Co.	2,000,000	81,820
Xcel Energy Inc.	3,365,000	97,114
		2,145,237
Miscellaneous 4.93%

Other common stocks in initial period of acquisition		1,509,792
Total common stocks (cost: $19,563,403,000)		27,832,755
Preferred stocks 0.03%

Financials 0.03%

U.S. Bancorp, Series F, 6.50% noncumulative depositary shares	387,000	10,379
Total preferred stocks (cost: $10,004,000)		10,379
Bonds, notes & other debt instruments 1.63%
	Principal amount
Energy 0.02%	(000)

Enbridge Energy Partners, LP 5.35% 2014	$ 5,075	5,330

Consumer discretionary 0.14%

Staples, Inc. 9.75% 2014	42,428	43,179

Bonds, notes & other debt instruments
	Principal amount	Value
Financials 1.20%	(000)	(000)

Bank of America Corp., Series K, junior subordinated 8.00% noncumulative (undated)[2]	$ 1,665	$ 1,853
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)[2]	1,665	1,869
Citigroup Inc. 6.125% 2017	5,000	5,807
ERP Operating LP 5.125% 2016	2,400	2,627
ERP Operating LP 5.375% 2016	6,455	7,180
ERP Operating LP 5.75% 2017	39,855	45,226
ERP Operating LP 6.584% 2015	3,500	3,792
ERP Operating LP 7.125% 2017	5,000	5,869
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[2]	123,654	136,458
MetLife Global Funding I 5.125% 2014[3]	3,000	3,085
UDR, Inc., Series A, 5.25% 2015	5,000	5,232
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)[2]	131,826	149,293
		368,291
Telecommunication services 0.08%

Verizon Communications Inc. 5.55% 2014	5,000	5,056
Verizon Communications Inc. 8.50% 2018	15,000	19,315
		24,371
Utilities 0.07%

FPL Group Capital, Inc. 7.875% 2015	20,000	22,819

Mortgage-backed obligations[4] 0.03%

Fannie Mae 4.00% 2024	4,817	5,114
Fannie Mae 4.50% 2024	4,787	5,077
		10,191
Government and government agency obligations 0.09%

Fannie Mae 2.50% 2014	25,775	26,103
Total bonds, notes & other debt instruments (cost: $434,935,000)		500,284

Short-term securities 7.25%

Abbott Laboratories 0.09% due 11/12/2013[3]	22,000	22,000
Chariot Funding, LLC 0.24% due 11/25/2013[3]	50,000	49,997
Chevron Corp. 0.05% due 11/4–11/5/2013[3]	55,000	55,000
Coca-Cola Co. 0.11%–0.16% due 11/21/2013–2/19/2014[3]	152,500	152,479
ExxonMobil Corp. 0.07% due 11/12/2013	43,600	43,599
Fannie Mae 0.09%–0.13% due 11/18/2013–8/1/2014	205,500	205,375
Federal Farm Credit Banks 0.13%–0.16% due 11/20/2013–5/28/2014	55,000	54,973
Federal Home Loan Bank 0.04%–0.16% due 11/4/2013–7/15/2014	547,500	547,364
Freddie Mac 0.06%–0.19% due 12/16/2013–8/1/2014	746,567	746,172
General Electric Capital Corp. 0.05%–0.17% due 11/1/2013–2/12/2014	54,800	54,789
General Electric Corp. 0.10% due 12/18/2013	50,000	49,993
Jupiter Securitization Co., LLC 0.24%–0.32% due 11/27/2013–2/7/2014[3]	48,600	48,583
National Rural Utilities Cooperative Finance Corp. 0.08%–0.09% due 11/4–11/12/2013	40,000	39,999
Private Export Funding Corp. 0.22% due 1/6/2014[3]	30,600	30,592
Procter & Gamble Co. 0.08%–0.10% due 11/12–12/13/2013[3]	84,700	84,692
Wal-Mart Stores, Inc. 0.18% due 12/9/2013[3]	5,000	4,999
Wells Fargo & Co. 0.17% due 11/18/2013	33,000	32,997

Total short-term securities (cost: $2,223,461,000)		$ 2,223,603
Total investment securities (cost: $22,231,803,000)		30,567,021
Other assets less liabilities		90,548
Net assets		$30,657,569

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.

2 Coupon rate may change periodically.

3 Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $451,427,000, which represented 1.47% of the net assets of the fund.

4 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-003-1213O-S37699

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

American Mutual Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Mutual Fund (the “Fund”) as of October 31, 2013, and for the year then ended and have issued our report thereon dated December 10, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 10, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 31, 2013

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: December 31, 2013